May 2026 First Quarter 2026 Earnings Call Exhibit 99.2

Forward Looking Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “anticipates”, “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s annual reports on Form 10-K, quarterly reports on Form 10-Q and other reports filed with the Securities and Exchange Commission and available on the Partnership’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

CrossAmerica Business Overview Maura Topper, President & CEO

First Quarter Operating Results OPERATING RESULTS (in thousands, except for margin per gallon and merchandise gross margin percentage) Three Months ended March 31, 2026 2025 % Change Retail Segment: Gross Profit $74,303 $63,159 18% Operating Expenses $49,999 $51,704 (3%) Operating Income $24,304 $11,455 112% Motor Fuel Gross Profit $39,860 $31,180 28% Retail Margin Per Gallon $0.437 $0.339 29% Volume of Gallons Sold 117,686 126,532 (7%) Merchandise Gross Profit* $26,952 $24,913 8% Same Store Sales Excluding Cigarettes* $59,622 $58,307 2% Merchandise Gross Margin Percentage* 29.7% 27.9% 180 bps Wholesale Segment: Gross Profit $23,320 $26,655 (13%) Operating Income $16,883 $19,485 (13%) Motor Fuel Gross Profit $14,453 $15,764 (8%) Wholesale Margin Per Gallon $0.094 $0.097 (3%) Volume of Gallons Distributed 153,588 162,918 (6%) *Includes only company operated retail sites

CrossAmerica Financial Overview Jon Benfield, Interim Chief Financial Officer

First Quarter Financial Results OPERATING RESULTS (in thousands, except for distributions per unit and coverage) Three Months ended March 31, 2026 2025 % Change Net Income (Loss) $10,659 ($7,115) 250% Adjusted EBITDA $35,081 $24,269 45% Distributable Cash Flow $21,502 $9,095 136% Distribution Paid per LP Unit $0.5250 $0.5250 0% Distributions Paid $20,021 $19,981 0% Distribution Coverage (Paid Basis-current quarter) 1.07x 0.46x 136% Distribution Coverage (Paid Basis – trailing twelve months) 1.25x 1.04x 20% Note: See the reconciliation of Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Capital Strength Capital Expenditures First quarter 2026 capital expenditures of $3.4 million with $2.1 million of growth capex Growth capital projects continue to focus on targeted renovations as well as projects to increase food offerings Leverage Credit facility balance at 03/31/26: $682.0 million Continue to manage debt levels and leverage ratio Leverage ratio was 3.35x at 03/31/26 Effective interest rate at 03/31/26: 5.6% Ongoing benefit of interest rate swaps in elevated rate environment Continued Focus on Execution, Expense Management, Cash Flows, and Strong Balance Sheet

Appendix First Quarter 2026 Earnings Call

Non-GAAP Financial Measures Non-GAAP Financial Measures We use the non-GAAP financial measures EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio. EBITDA represents net income (loss) before deducting interest expense, income taxes and depreciation, amortization and accretion (which includes certain impairment charges). Adjusted EBITDA represents EBITDA as further adjusted to exclude equity-based compensation expense, gains or losses on dispositions and lease terminations, net and certain discrete acquisition related costs, such as legal and other professional fees, separation benefit costs and certain other discrete non-cash items arising from purchase accounting. Distributable Cash Flow represents Adjusted EBITDA less cash interest expense, sustaining capital expenditures and current income tax expense. The Distribution Coverage Ratio is computed by dividing Distributable Cash Flow by distributions paid on common units. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are used as supplemental financial measures by management and by external users of our financial statements, such as investors and lenders. EBITDA and Adjusted EBITDA are used to assess our financial performance without regard to financing methods, capital structure or income taxes and the ability to incur and service debt and to fund capital expenditures. In addition, Adjusted EBITDA is used to assess the operating performance of our business on a consistent basis by excluding the impact of items which do not result directly from the wholesale distribution of motor fuel, the leasing of real property, or the day to day operations of our retail site activities. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are also used to assess the ability to generate cash sufficient to make distributions to our unitholders. We believe the presentation of EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio provides useful information to investors in assessing the financial condition and results of operations. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio should not be considered alternatives to net income or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio have important limitations as analytical tools because they exclude some but not all items that affect net income. Additionally, because EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio may be defined differently by other companies in our industry, our definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Non-GAAP Reconciliation The following table presents reconciliations of EBITDA, Adjusted EBITDA, and Distributable Cash Flow to net income (loss), the most directly comparable U.S. GAAP financial measure, for each of the periods indicated (in thousands, except for per unit amounts):     (a) Primarily includes net gains in connection with CrossAmerica's ongoing real estate rationalization effort of $6.3 million and $5.6 million for the three months ended March 31, 2026 and 2025, respectively. (b) Relates to certain acquisition-related costs, such as legal and other professional fees, separation benefit costs and purchase accounting adjustments associated with recent acquisitions. (c) Under the Partnership Agreement, sustaining capital expenditures are capital expenditures made to maintain CrossAmerica's long-term operating income or operating capacity. Examples of sustaining capital expenditures are those made to maintain existing contract volumes or to maintain the sites in conditions suitable to operate or lease, such as parking lot or roof replacement/renovation, or to replace equipment required to operate the existing business. (d) Excludes $0.5 million of current income tax incurred on sales of sites for the first quarter of 2026.     Three Months Ended March 31,       2026     2025   Net income (loss)   $ 10,659     $ (7,115) Interest expense     10,750       12,844   Income tax expense (benefit)     2,498       (3,598) Depreciation, amortization and accretion expense     17,062       26,304   EBITDA     40,969       28,435   Equity-based employee and director compensation expense     201       813   Gain on dispositions and lease terminations, net (a)     (6,116)     (5,037) Acquisition-related costs (b)     27       58   Adjusted EBITDA     35,081       24,269   Cash interest expense     (10,265)     (12,359) Sustaining capital expenditures (c)     (1,350)     (2,721) Current income tax expense (d)     (1,964)     (94) Distributable Cash Flow   $ 21,502     $ 9,095   Distributions paid on common units     20,021       19,981   Distribution Coverage Ratio   1.07x     0.46x